UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2003

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7.             FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Transcript of July 16, 2003 Conference Call

Item 9.              REGULATION FD DISCLOSURE (information provided pursuant to Item 12—Results of Operations and Financial Condition).

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under Item 12—Results of Operations and Financial Condition, is instead furnished under Item 9—Regulation FD Disclosure.

On July 16, 2003, Pixelworks, Inc. conducted a conference call to review the financial results for the quarter ended June 30, 2003.  A transcript of the conference call conducted on July 16, 2003 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.

Date: July 22, 2003	/s/ Jeffrey B. Bouchard
Jeffrey B. Bouchard
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)